THORNBURG INVESTMENT TRUST

SUPPLEMENT DATED JUNE 23, 2017 TO THE THORNBURG FUNDS PROSPECTUS DATED APRIL 10, 2017 (THE “PROSPECTUS”), THE THORNBURG INVESTMENT TRUST STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 10, 2017 (THE “SAI”), AND THE THORNBURG INVESTMENT TRUST STATEMENT OF ADDITIONAL INFORMATION FOR RETIREMENT PLAN SHARES DATED APRIL 10, 2017 (THE “RETIREMENT PLAN SHARES SAI”).

The paragraph entitled “Purchases through Certain Self-Directed Brokerage Accounts” that appears at the bottom of the left-hand column on page 92 of the Prospectus is revised to read as follows:

Purchases through Certain Self-Directed Brokerage Accounts.   Customers of financial intermediaries who have been approved by TSC to offer shares of the Funds at net asset value to self-directed brokerage accounts which may or may not charge a transaction fee to those customers.

The disclosure under the heading “Share Class Conversions within Intermediary Accounts” on page 96 of the Prospectus is deleted in its entirety and replaced with the following:

Share Class Conversions within Intermediary Accounts.   Subject to the conditions set forth in this paragraph, shares of one class of a Fund may be converted into shares of a different class of the same Fund at the direction of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought. Financial intermediaries may only convert a shareholder’s Class C shares into another class of shares if the Class C shares are no longer subject to a CDSC or the financial intermediary has agreed to reimburse TSC a portion of the CDSC otherwise payable on those shares. Class C shares may only be converted to Class A shares if the conversion is made to facilitate the shareholder’s participation in a fee based or wrap fee program, or in other circumstances subject to TSC’s discretion. Any conversion under this paragraph would be made without the imposition by the Funds of a sales load, fee, or other charge. It is generally expected that such conversions will not result in any taxable gain or loss to the shareholder. Please contact your financial intermediary for more information about conversions of shares within your account. Additional information can also be found in the Statement of Additional Information under the heading “Share Class Conversion within Certain Fee-Based Accounts.

The disclosure under the heading “Inverse Floating Rate Notes” on page 5 of each of the SAI and the Retirement Plan Shares SAI is deleted in its entirety, and the following disclosure is added to each of the SAI and the Retirement Plan Shares SAI under the heading “Municipal Obligations,” which begins on page 9 of each such SAI:

Tender Option Bonds. Each of the Funds may invest in tender option bonds. Tender option bonds are created when the owner or owners of one or more fixed rate municipal obligations sell or transfer those obligations to a trust that is sponsored by a broker-dealer or other third party. The trust then issues two new securities, each of which represents a beneficial interest in the trust. One of these securities is a short-term, floating-rate security, sometimes referred to as a “senior certificate” or a “floater.” The interest rate on the senior certificate is initially set at a level that is lower than the interest rate on the underlying municipal obligation(s), and resets periodically based on the movement of a short-term benchmark interest rate. The senior certificates also have a demand feature which permits the security holder to put the security back to the trust after a specified notice period. In that event the security holder is entitled to receive the principal amount of the senior certificate plus accrued interest. Those amounts are paid by either the sponsor of the trust or by a third party that acts as a liquidity provider for the trust. The other security issued by the trust is a long-term, floating-rate security, sometimes referred to as a “residual interest” or an “inverse floater.” The residual interests pay an interest rate equal to the interest that is paid on the underlying municipal obligation(s) less the interest that was paid to the holders of the senior certificates and less any expenses of the trust. Unlike the senior certificates, the residual interest securities do not have a put feature. Upon maturity of the underlying municipal obligation(s) or another event which causes the termination or liquidation of the trust, holders of the senior certificates are generally entitled to receive the principal amount of their security plus a portion of any gains in the market value of the underlying municipal obligations, while holders of the residual interest are generally entitled to receive whatever amounts remain in trust after payment to the senior certificate holders and payment of trust expenses.

The senior certificates are sold to third parties, which may include the Funds, in a private placement transaction. Because the senior certificates have first priority to the cash flows from the underlying municipal obligation(s), and because the holders of senior certificates have a right to put those securities back to the trustee or to a third party liquidity facility, investments in senior securities are generally perceived as involving less interest rate, credit, and market risk than investments in the residual interests. Investors in senior certificates are, however, exposed to the risk that the trust sponsor or third party liquidity facility fails to meet its contractual obligation to buy back the security when the investor exercises its put option.

The residual interests are issued to the person(s) that transferred the municipal obligation(s) to the trust. The residual interest holders also receive the proceeds from the sale of the senior certificates, less certain transaction costs and trustee fees. Risks associated with an investment in residual interests include the risks associated with an investment in the underlying municipal obligations, and the risk that increases in short-term interest rates will increase interest payments to the senior certificate holders and therefore reduce interest payments to the residual interest holders. Investments in residual interests also typically involve leverage, which may magnify an investor’s losses. Investments in residual interests will not be considered to constitute the issuance by a Fund of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and will not be subject to the Fund’s borrowing restrictions, provided that the Fund enters into one or more offsetting financial transactions, segregates liquid securities equal in value to the Fund’s potential economic exposure under the transactions, determined on a daily mark-to-market basis, or otherwise “covers” the transaction in accordance with applicable SEC guidance. Segregation of assets is generally effected through earmarking the assets as segregated on the books of the Fund or its custodian. Such assets will be marked to market daily, and may consist of cash, cash equivalents, high grade liquid debt obligations, or other assets agreed to by the parties to the swap contract. The deposit of such collateral with the custodian does not constitute purchasing securities on margin for purposes of a Fund’s investment limitations.